PIMCO Funds

Supplement dated October 29, 2009 to the

Bond Funds Class A, B, C and R Prospectus, dated October 1, 2009, the

Strategic Markets Funds Class A, B, C and R Prospectus, dated October 1, 2009 and the

Class A, B, C and R Prospectus for the CommodityRealReturn Strategy, High Yield, Low

Duration, Real Return, Short-Term and Total Return Funds, dated October 1, 2009

Disclosure Related to All Funds Offering Class R Shares

Effective immediately, the last sentence of the first paragraph in the “Class R Shares—Specified Benefit Plans” sub-section of the “Classes of Shares—Class A, B, C and R Shares” section of each Prospectus is replaced in its entirety with the following:

Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

Investors Should Retain This Supplement For Future Reference